SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 2005

                            VICTORIA INDUSTRIES, INC.

               (Exact Name of Registrant as Specified in Charter)

          Nevada                  000-27189          98-0230423
(State or Other Jurisdiction     Commission        (IRS Employer
    of Incorporation)            File Number)     Identification No.)

      551 Fifth Avenue, Suite 601, New York, NY        10017
      (Address of Principal Executive Offices)       (Zip Code)
                       Commission file number: 000-27189

       Registrant's telephone number, including area code: (212) 973-0063

ITEM 4.01 CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANTS

(a)  Reg. SB 304 a(1) Previous Independent Accountants:

     On April 21, 2005, Victoria Industries Inc., ("the Company") contacted representatives of BDO-Unicon to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 2003 and terminated the relationship effective April 21, 2005.

     The Company's fiscal 2003 financials have not been filed and BDO Unicon did not report on any of the Company's financial statements. BDO Dunwoody's opinion on the financial statements for the fiscal 2002 contained an emphasis paragraph as to the uncertainty of the Companies ability to continue as a going concern.

     On April 23, 2005 the Company received a response from BDO Unicon (See "Exhibit 15" attached below) claiming unpaid fees. The Company believes that BDO Unicon did not conduct the engagement as expected by the Company, generally lacked appropriate expertise in conducting audits in accordance with US GAAP and did not register with the PCAOB in a timely manner. On these grounds, the Company disputes the amount of any claimed fees and intends to attempt to negotiate with the firm to resolve this difference of opinion.

     The decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee and the Company's Board of Directors.

     In connection with its audits for the most recently reported fiscal year ended December 31, 2002 there have been no disagreements with BDO Dunwoody on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(b)  Reg. SB 304(a)(2) New Independent Accountants:

     The Company engaged John A. Braden and Company, PLLC, 12941 Interstate 45
     N. Suite 422, Houston, Texas 77060, as its new independent accountants effective April 25, 2005. During the most recent fiscal year and through December 31, 2004, the Company has not consulted with John A. Braden and Company concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might by rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.



     Exhibits

     15. Letter from BDO Unicon.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            VICTORIA INDUSTRIES INC.

                                  (Registrant)

Date: April 26, 2005     By: /s/ Albert Abdouline
                             ----------------------------------
                             Albert Abdouline,
                             Chief Executive  Officer